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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of Earliest Event Reported): March 3, 2004

                           CIB MARINE BANCSHARES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    WISCONSIN
                 (State or Other Jurisdiction of Incorporation)

            000-24149                                   37-1203599
   (Commission File Number)                 (IRS Employer Identification No.)

   N27 W24025 PAUL COURT, PEWAUKEE, WISCONSIN                   53072
    (Address of Principal Executive Offices)                 (Zip Code)

                                 (262) 695-6010
              (Registrant's Telephone Number, Including Area Code)

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Item 5.      Other Events.

         The Board of Directors of CIB Bank, a wholly owned subsidiary of the registrant, has accepted the resignations of John T. Bean, President and CEO, and Daniel J. Regan, Executive Vice President and Senior Lender, of CIB Bank. John T. Bean has also resigned from the Boards of Directors of the registrant and CIB Bank.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CIB MARINE BANCSHARES, INC.

Dated:   March 3, 2004                    By: /s/ Donald J. Straka
                                              ----------------------------------
                                              Donald J. Straka,
                                              Senior Vice President, Chief Legal
                                              Officer, Secretary